UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Westar Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE WESTAR ENERGY, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2014

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2014

WHEN AND WHERE IS THE SHAREHOLDER MEETING?

The 2014 Annual Meeting of Shareholders of Westar Energy, Inc. will be held in the Bradbury Thompson Alumni Center located at 17th & Jewell on the Washburn University Campus in Topeka, Kansas 66612, on Thursday, May 15, 2014, at 10:00 a.m., Central Daylight Saving Time. If you require directions to attend the meeting and vote in person contact Westar Energy, Inc. Shareholder Services.

WHAT IS BEING VOTED ON AT THE SHAREHOLDER MEETING?

•	The election of three Class III directors to serve for a term of three years;

•	An advisory vote to approve named executive officer compensation;

•	The ratification and confirmation of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014; and

•	The conduct of other business properly raised before the meeting and any adjournment or postponement of the meeting.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that shareholders vote FOR all of the nominees, FOR the advisory vote to approve named executive officer compensation, and FOR the ratification and confirmation of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.

THIS IS NOT A PROXY CARD. You may not use this form to vote your shares. You may request a paper proxy card by following the instructions at the bottom of this form. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents can be viewed at: www.ViewMaterial.com/wr

•	Proxy Statement

•	Annual Report

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2014 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide your 11-digit control number located by the arrow in the box below.

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.	Access the website www.SendMaterial.com and follow the instructions provided, or

3.	Send us an e-mail at papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct us otherwise, we will reply to your e-mail with a copy of the proxy materials in PDF format for this meeting only.

HOW DO I VOTE?

See the instructions at the bottom right hand of this page.

To vote your Westar Energy, Inc. shares, you can attend the Annual Meeting of Shareholders and vote in person or you can:

Step 1:	Go to www.ViewMaterial.com/wr

Step 2:	Click on the icon to vote your shares.

Step 3:	Enter the 11-digit control number located by the arrow in the box above.

Step 4:	Follow the simple instructions to record your vote.

You will be able to vote until 6:00 a.m. EDT on May 15, 2014.